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                                                                EXHIBIT 23.1

                    CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in this Registration Statement of Coherent, Inc. on Form S-8 of our reports dated October 26, 1998 (December 7, 1998 as to Note 13) and December 15, 1998, appearing in the Annual Report on Form 10-K of Coherent, Inc. for the year ended September 26, 1998.

                                         /s/ Deloitte & Touche LLP


San Jose, California
June 7, 1999